                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
             $650,000,000 57/8% SENIOR SUBORDINATED NOTES DUE 2015
                                IN EXCHANGE FOR
       NEW $650,000,000 57/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2015
                                       OF
                         L-3 COMMUNICATIONS CORPORATION

  Registered holders of outstanding 57/8% Senior Subordinated Notes due 2015
  (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 57/8% Series B Senior
  Subordinated Notes due 2015 (the "Exchange Notes") and whose Outstanding
  Notes are not immediately available or who cannot deliver their Outstanding
  Notes and Letter of Transmittal (and any other documents required by the
  Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering"
  in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

            By Mail:                  By Facsimile:              By Hand or Overnight Delivery:
       The Bank of New York       The Bank of New York                The Bank of New York
        Reorganization Unit      Attention: Carolle Montreuil          Reorganization Unit
   101 Barclay Street - 7 East         (212) [        ]                101 Barclay Street
         New York, NY 10286                                     Lobby Level - Corp. Trust Window
                                      Confirm Receipt of
         Attention: [    ]                                             New York, NY 10286
                                    Facsimile by telephone
                                                                        Attention: [    ]
                                       (212) [        ]

                                ----------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Letter of
Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated [     ], [    ] of L-3 Communications Corporation (the
"Prospectus"), receipt of which is hereby acknowledged.

                                DESCRIPTION OF OUTSTANDING NOTES TENDERED
                                Name and Address         Certificate Number(s)
                                of Registered Holder      of Outstanding Notes
                                as it Appears on the      Tendered (or Account     Principal Amount
                                  Outstanding Notes       Number at Book-Entry     Outstanding Notes
   Name of Tendering Holder     (Please print)                 Facility)               Tendered

                                   SIGN HERE

Name of Registered or Acting
                    Holder:
                            ---------------------------------------------------

Signature(s):
              -----------------------------------------------------------------

Name(s) (Please
Print):
        --------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Date:
      -------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
FOLLOWING INFORMATION:

DTC Account
Number:
        --------------------------------------------------------------

Date:
      -------------------------------------------------------------------------

                                       2

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

 The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed
 Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date
 (as defined in the Letter of Transmittal).

 Name of Firm:
               -----------------------       ----------------------------------
                                             (authorized signature)

 Address:
          ----------------------------       Title: ------------------------------

 -----------------------------------         Name: -----------------------------
  (zip code)                                 (please type or print)

 Area Code and
 Telephone No.: -----------------------      Date: ------------------------------

 NOTE:  DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
        OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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